English Version                                                    Exhibit 10(v)



TES Inc.
--------------------------------------------------------------------------------

                                   TRANSLATION

AGREEMENT

Between

TES Inc.
4250 Republic Plaza
370 Seventeenth Street
Denver, Colorado  80202
USA
Represented by its President, Mr. Gerd Behrens
Hereinafter TES Inc.

And

T-Cycle GmbH
Larchenstrafle 13
84155 Bodenkirchen
Represented by its Managing Director, Mr. Walter Tiessler
Hereinafter T-Cycle

The parties agree as follows:

1. TES Inc. will invest in T-Cycle GmbH and will acquire 49% of the company. T-Cycle will increase its paid in capital from DM 50,000 by DM 49,000 to a total of DM 99,000. TES will pay DM 49,000 for its interest in the company.

1. After the paid in capital has been increased and the funds for the capital increase have been paid in full, the parties' ownership interests in T-Cycle will be as follows:

     o    Mr. Walter Tiessler, 50.5%, Capital Contribution DM 50,000

     o    TES Inc., 49.5%, Capital Contribution DM 49,000

1.   Payment from TES Inc. will be made as follows:

     o    DM 25,000 will be wired to T-Cycle's account immediately

     o The balance of DM 24,000 will be transferred to T-Cycle's account when the documentation for the increase of the paid in capital and a formal agreement of this transaction between the parties is finalized by a Notary. The final contract will be prepared during the night week of 1998.

Munich, February 2, 1998.


[signed]                                             [signed]

T-Cycle GmbH                                TES Inc.
W. Tiessler                                 Gerd Behrens, President
Managing Director

German Version                                                     Exhibit 10(v)



TES Inc.
--------------------------------------------------------------------------------

VEREINBARUNG
Zwischen

TES Inc.
4250 Republic Plaza
370 Seventeenth Street
Denver, Colorado  80202
USA
Vertreten durch den Prasidenten Herrn Gerd Behrens
-TES Inc. ganannt-

und

T-Cycle GmbH
Larchenstrafle 13
84155 Bodenkirchen
vertreten durch den Geschaftsfuhrer Herrn Walter Tiessler
-T-Cycle genannt-

Die hier genannten Parteien vereinbaren folgendes:

1. Die TES INC. wird sich an der T-Cycle GmbH mit einem Gesellschafteranteil von 49% beteiligen. Dazu wird die T-Cycle GmbH das vorhandene Stammkapital von DM 50.000,-- um weitere DM 49.000,-- auf insgesamt DM 99.000,-- erhohen. Die zu erbringende Stammeinlage von DM 49.000,-- wird die TES INC. zu 100% ubernehmen und voll einzahlen.

1. Nach Erhohung des Stammkapitals und der Einzahlung der neuen Stammeinlage sind die Gesellschaftsanteile an der T-Cycle GmbH wie folgt verteilt:
     o Herr Walter Tiessler, Gesellschaftsanteil ca. 50.5%, Stammeinlage DM 50.000,--
     o    TES INC., Gesellschaftsanteil ca. 49.5%, Stammeinlage DM 49.000,--

1.   Die Enzahlung der Stammeinlage der TES INC. erfolgt wie folgt:
     o    DM 25.000,-- werden sofort auf ein Konto der T-Cycle GmbH uberwiesen.
     o Die restlichen Dm 24.000,-- werden bei notarieller Beglaugigung der Kapitalerhohung und Gesellschaftsubernahme fallig und auf ein Konto der T-Cycle GmbH uberwiesen. Ein endgultiger Vertrag wird in Woche 09/98 erstellt.


Munchen, 16.2.1998

[signed]                                    [signed]
T-Cycle GmbH                                TES INC.
W. Tiessler                                          Gerd Behrens, President
Gesch/ooftsfuhrer